SUP-0119-1023i

SANFORD C. BERNSTEIN FUND, INC.

-Tax-Aware Overlay B Portfolio

-Tax-Aware Overlay C Portfolio

-Tax-Aware Overlay N Portfolio

Supplement dated October 27, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information for each of the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio, dated January 27, 2023, as supplemented to date.

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The Board of Directors of Sanford C. Bernstein Fund, Inc., a Maryland corporation, has approved an Agreement and Plan of Reorganization (the “Plan”) whereby each of the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio (each, an “Acquired Portfolio” and together, the “Acquired Portfolios”) will be reorganized (each, a “Reorganization” and together, the “Reorganizations”) into the Tax-Aware Overlay B Portfolio (the “Acquiring Portfolio” and together with the Acquired Portfolios, the “Portfolios”).

Pursuant to each Reorganization, all of the assets and stated liabilities of the applicable Acquired Portfolio will be transferred to the Acquiring Portfolio in exchange for newly issued shares of the Acquiring Portfolio. Each Acquired Portfolio will distribute the Acquiring Portfolio shares it receives to its shareholders in complete liquidation of the Acquired Portfolio, and shareholders of each Acquired Portfolio will become shareholders of the Acquiring Portfolio.

Shareholders of each Acquired Portfolio will receive shares of the Acquiring Portfolio of equal dollar value to their shares held in the applicable Acquired Portfolio immediately prior to the Reorganization. Shareholders will receive the same class of shares of the Acquiring Portfolio as they held in the Acquired Portfolio as illustrated by the following chart:

If a shareholder owns the following Acquired Portfolio shares:	The shareholder will receive the following Acquiring Portfolio shares:
Class 1	Class 1
Class 2	Class 2

No sales charge will be imposed on the shares of the Acquiring Portfolio received by shareholders of an Acquired Portfolio in connection with the Reorganizations.

Shareholders of the Acquired Portfolios are not required to approve the Reorganizations. It is expected that in January 2024, shareholders of the Acquired Portfolios will be sent a Prospectus/Information Statement containing important information about the Acquiring Portfolio, outlining the differences between each Acquired Portfolio and the Acquiring Portfolio, and containing information about the terms and conditions of the Reorganizations.

Each Reorganization is expected to be completed in the first quarter of 2024.

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The Statement of Additional Information for each of the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectus for each of the Tax-Aware Overlay B Portfolio, the Tax-Aware Overlay C Portfolio and the Tax-Aware Overlay N Portfolio.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-1023i

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